EXHIBIT 99.1

--------------------------------------------------------------------------------
Morgan Stanley                                                  January 21, 2004
Securitized Products Group         [GRAPHIC OMITTED]
--------------------------------------------------------------------------------

                             Computational Materials


                                  $257,990,000
                                  Approximately

                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-SD1


                       Mortgage Pass-Through Certificates

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Morgan Stanley                                                  January 21, 2004
Securitized Products Group         [GRAPHIC OMITTED]
--------------------------------------------------------------------------------


                           Approximately $257,990,000
               Morgan Stanley ABS Capital I Inc., Series 2004-SD1

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

  Bank of America, N.A., Washington Mutual Bank FA, Wilshire Credit Corporation
                                    Servicers

                             Transaction Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Duration           Payment
                                     Expected Ratings  Avg. Life     Modified           Window
Offered                                (S&P/Fitch/      To Call/     To Call/           To Call/          Subordination
Classes   Description     Balance        Moody's)      Mty(1)(2)    Mty(1)(2)(3)        Mty(1)(2)            Level (%)    Benchmark
--------  -----------     --------   ----------------  ----------   ------------ -----------------------  --------------  ----------
  A         Floater     230,348,000     AAA/AAA/Aaa    3.09/3.35     2.98/3.21   02/04-07/12/02/04-07/22       12.50     1 Mo. LIBOR
------------------------------------------------------------------------------------------------------------------------------------
 M-1        Floater      10,530,000      AA/AA/Aa2     5.61/6.14     5.33/5.77   02/07-07/12/02/07-01/18        8.50     1 Mo. LIBOR
------------------------------------------------------------------------------------------------------------------------------------
 M-2        Floater       8,556,000         A/A/A2     5.61/6.05     5.15/5.49   02/07-07/12/02/07-10/16        5.25     1 Mo. LIBOR
------------------------------------------------------------------------------------------------------------------------------------
  B         Floater       8,556,000     BBB/BBB/Baa2   5.59/5.79     4.91/5.04   02/07-07/12/02/07-02/15        2.00     1 Mo. LIBOR
------------------------------------------------------------------------------------------------------------------------------------

Notes:
-----
(1)  Certificates are priced to the 10% Optional Clean-up Call.
(2)  Based on the pricing prepayment speed.  See details below.
(3)  Assumes pricing at par.
(4)  Bond sizes subject to a variance of plus or minus 5%.

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 2

--------------------------------------------------------------------------------
Morgan Stanley                                                  January 21, 2004
Securitized Products Group         [GRAPHIC OMITTED]
--------------------------------------------------------------------------------


                         Description of Collateral Pool

Bank of America (approximately 35%): Scratch & Dent loans from Prime and Alt-A (including agency) origination channels.

o    Prior delinquencies
o    Program exceptions (LTV, FICO, DTI, or multiple factors)
o    Documentation exceptions
o 689 current FICO, 65.5% current combined LTV for the Bank of America portion
o    Servicing retained

Washington Mutual (approximately 23%): Scratch & Dent loans from Prime and Alt-A (including agency) origination channels.

o    Current or prior delinquencies
o    Program exceptions (LTV, FICO, DTI, or multiple factors)
o    Documentation exceptions
o 690 current FICO, 66.9% current combined LTV for the Washington Mutual portion
o    96% of population Servicing retained

New Century (approximately 21%): Scratch & Dent loans from subprime origination:

o    Underwriting exceptions
o    Appraisal exceptions
o    Documentation exceptions
o    Compliance exceptions (cured prior to purchase)
o    Current or prior delinquencies
o    589 current FICO, 80% current combined LTV for the New Century portion

National City (approximately 7%): Scratch & Dent loans from Prime and Alt-A (including agency) origination channels.

o    Prior delinquencies
o    Program exceptions (LTV, FICO, DTI, or multiple factors)
o    Documentation exceptions
o    692 current FICO, 79.6% current combined LTV for the National City portion

All Other (approximately 14%):

o Loans originated by 13 originators acquired in approximately 20 separate transactions
o Prime, Alt-A and subprime loans with program exceptions: LTV, DTI, FICO, missing or incorrect documentation, compliance exceptions cured prior to funding
o    Delinquency issues (including sub- and re-performing loans)

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Issuer:                         Morgan Stanley ABS Capital I Inc. Trust
                                2004-SD1.

Depositor:                      Morgan Stanley ABS Capital I Inc.

Servicers:                      Bank of America, N.A., Washington Mutual Bank
                                FA, Wilshire Credit Corporation.

Trustee:                        Deutsche Bank National Trust Company.

Custodian:                      Deutsche Bank National Trust Company.

Underwriters:                   Morgan Stanley (lead manager), Utendahl Capital
                                Partners, L.P. and Blaylock & Partners, L.P.

Rating Agencies:                Fitch Ratings, Moody's Investors Service,
                                and Standard & Poor's.

Class M Certificates:           The Class M-1 and M-2 Certificates

Offered Certificates:           Classes A, M-1, M-2 and B Certificates.

Cut-off Date:                   January 1, 2004.

Expected Closing Date:          On or around January 30, 2004 through DTC and
                                Euroclear or Clearstream. The Certificates will be sold without accrued interest.

Distribution Dates:             The 25th of each month, or if such day is not a
                                business day, on the next business day,
                                beginning February 25, 2004.

Final Scheduled Distribution    The Distribution Date occurring in August 2034.
Date:

Due Period:                     For any Distribution Date, the calendar month
                                preceding the month in which such Distribution
                                Date occurs.

Interest Accrual Period:        The interest accrual period for the Offered
                                Certificates with respect to any Distribution
                                Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to the current
                                Distribution Date (on an actual/360 day count basis).

Mortgage Loans:                 Approximately $263,255,465 of Mortgage Loans as
                                of Cut-off Date. The Mortgage Loans consist of fixed and adjustable rate, conventional closed-end mortgage loans, secured by 1st and 2nd lien and balloon mortgages on primarily 1-4 family properties. The Mortgage Loans consist of 92.98% Performing Mortgage Loans, 4.82%
                                Sub-Performing Mortgage Loans and 2.20%
                                Re-Performing Mortgage Loans with aggregate principal balances as of the Cut-off Date of approximately $244,769,412, $12,693,493, and
                                $5,792,560, respectively. The Mortgage Loans consist of approximately 44.23% fixed rate mortgage loans and 55.77% adjustable rate mortgage loans with aggregate principal balances as of the Cut-off Date of approximately $116,442,508 and $146,812,957, respectively.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 4

Performing Mortgage Loans:      A "Performing Mortgage Loan" is a Mortgage Loan
                                (which may be a Payment Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) pursuant to which no payment due under the related Mortgage
                                Note (or any modification thereto) prior to the Cut-off Date, is 30 days Delinquent. A Mortgage
                                Loan is "Delinquent," if the scheduled monthly payment of principal and interest on such Mortgage Loan which is payable by the related mortgagor under the related Mortgage Note (the
                                "Monthly Payment") due on a due date is not paid by the close of business on the next scheduled due date for such Mortgage Loan.
                                Thus, a Mortgage Loan for which the mortgagor failed to make the Monthly Payment on January
                                1, 2004 will be reported as Delinquent as of the beginning of business on February 2, 2004, if the Monthly Payment is not made by such time.

Re-Performing Mortgage Loan:    A "Re-Performing Mortgage Loan" is a Mortgage
                                Loan (which may be a Payment Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) which had defaulted in the past and which is currently at least 90 days Delinquent with respect to certain Regular Scheduled Payments but which satisfies one of the following criteria (the
                                "Re-Performance Test"):

                                (i)   the mortgagor has made in aggregate at
                                      least three Regular Scheduled Payments in the three calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to October 1, 2003), or

                                (ii)  the mortgagor has made in aggregate at
                                      least four Regular Scheduled Payments in the four calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to September 1, 2003), or

                                (iii) the mortgagor has made in aggregate at
                                      least five Regular Scheduled Payments in the five calendar months preceding the Cut-off Date (regardless of either the timing of receipt of such payments or the payment history of such loans prior to August 1, 2003).

Sub-Performing Mortgage Loan:   A "Sub-Performing Mortgage Loan" is a Mortgage
                                Loan (which may be a Payment Plan Mortgage Loan or a Bankruptcy Plan Mortgage Loan) pursuant to which a payment due prior to the Cut-off Date under the terms of the related Mortgage Note
                                (or any modification thereto), is at least 30 but not more than 89 days Delinquent.

Payment Plan Mortgage Loan:     A "Payment Plan Mortgage Loan" is a Mortgage
                                Loan with respect to which the related
                                mortgagor must make Monthly Payments in an amount at least equal to the sum of (i) the amount of the monthly scheduled payment of principal and interest determined in accordance with such Mortgage Loan's original amortization schedule ("Regular Scheduled Payments") plus
                                (ii) an additional amount to be applied to pay down (a) the total amount of scheduled monthly payments due thereon on or before the Cut-off
                                Date but not received prior to the Cut-off Date plus (b) the aggregate amount of tax and insurance advances made with respect to such Mortgage Loan to the extent such advances are outstanding as of the Cut-off Date.

Bankruptcy Plan Mortgage Loan:  A "Bankruptcy Plan Mortgage Loan" is a Mortgage
                                Loan with respect to which the related
                                mortgagor defaulted and, after such default, became the subject of a bankruptcy case under Title 11 of the United States Code or a state bankruptcy code and, as of the Cut-off Date, had a confirmed bankruptcy plan. Each such bankruptcy plan generally requires the related mortgagor to make monthly payments in an amount at least equal to (i) the Regular Scheduled Payment plus (ii) an additional amount sufficient to pay down overdue amounts resulting from the period of default, generally over a period of three to five years from the commencement of such bankruptcy plan.

Servicing Fee:                  38.62 bps per annum. (weighted average)

Trust Expense Fee:              1.65 bps per annum.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 5

Pricing Prepayment Speed:       o     Fixed Rate Mortgage Loans: CPR starting at
                                      approximately 1.4667% CPR as of the
                                      initial due date of the Mortgage Loan and increasing to 22% CPR in month 15 (22%/15
                                      CPR increase for each month), and
                                      remaining at 22% CPR thereafter.
                                o     ARM Mortgage Loans:  CPR of 22%.

Credit Enhancement:             The Offered Certificates are credit enhanced by:

                                 1)   Net Monthly Excess Cashflow from the
                                      Mortgage Loans,
                                 2)   2.00% overcollateralization (funded
                                      upfront). On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.00% of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, and
                                 3) Subordination of distributions on the more subordinate classes of certificates (if applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement Percentage:   For any Distribution Date, the percentage
                                 obtained by dividing (x) the aggregate
                                 Certificate Principal Balance of the
                                 subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution
                                 Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage
                                 Loans as of the last day of the related Due
                                 Period.

Step-down Date:                 The later to occur of:

                                 (x)  The earlier of:
                                 (a)  The Distribution Date occurring in
                                      February 2007; and
                                 (b)  The Distribution Date on which the
                                      aggregate Certificate Principal Balance of the Class A Certificates is reduced to zero; and
                                 (y) The first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the Certificates on the applicable Distribution Date) is greater than or equal to approximately 25.00%.

Trigger Event:                   A "Trigger Event" will be in effect on a
                                 Distribution Date if any one of the following conditions exist as of the last day of the immediately preceding collection period:

                                 (a) The "Rolling Six Month 60+ Delinquency
                                 Percentage" equals or exceeds [45]% of the Senior Enhancement Percentage; or
                                 (b) The aggregate amount of realized losses incurred since the Cut-off Date through the last day of such preceding collection period divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the applicable percentages set forth below with respect to such Distribution Date:

                                  Distribution Date         Percentage
                                  Months [37-48]            3.25% (for the first month, plus 1/12th of [1.00]% for each month thereafter)

                                  Months [49-60]            4.25% (for the first month, plus 1/12th of [1.00]% for each month thereafter)

                                  Months [61-72]            5.25% (for the first month, plus 1/12th of [0.50]% for each month thereafter)

                                  Month [73] and thereafter 5.75%

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 6

60+ Day Delinquent Loan:         Without duplication, (i) each Mortgage Loan
                                 with respect to which any portion of a Monthly
                                 Payment is, as of the last calendar day of the
                                 prior Collection Period, two months or more
                                 past due (other than a Re-Performing 60+ Day
                                 Delinquent Loan), (ii) each Mortgage Loan in
                                 foreclosure (other than a Re-Performing 60+ Day
                                 Delinquent Loan), (iii) each Mortgage Loan for
                                 which the Mortgagor has filed for bankruptcy
                                 after the Closing Date (other than a
                                 Re-Performing 60+ Day Delinquent Loan) and (iv)
                                 all REO Property.
Rolling Six Month 60+ Day
Delinquent Percentage:           With respect to any Distribution Date, the
                                 average of the percentage equivalents of the fractions determined for each of the six immediately preceding collection periods, the numerator of each of which is equal to the aggregate Principal Balance of Mortgage Loans that are 60+ Day Delinquent Loans (other than
                                 Re-Performing 60+ Day Delinquent Loans), and the denominator of which is the aggregate
                                 Mortgage Loan balance as of the end of the related collection period.

Re-Performing 60+ Day
Delinquent Loan:                 Each Mortgage Loan with respect to which, as of
                                 any date of determination, (x) any portion of aMonthly Payment is, as of the last calendar day of the prior Collection Period, two months or more past due and (y) with respect to which the Mortgagor has made three aggregate Monthly
                                 Payments within the three calendar months preceding such date of determination.


Initial Subordination           Class A:         12.50%
Percentage:                     Class M-1:        8.50%
                                Class M-2:        5.25%
                                Class B:          2.00%

Advances:                       The Servicer will advance scheduled principal
                                and interest, but only to the extent that the Servicer believes such advances to be recoverable from liquidation proceeds. No advancing will be made with respect to simple interest Mortgage Loans, which comprise approximately 0.03% of the Mortgage Loans.

Optional Clean-up Call:         Exercisable when the current aggregate
                                principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off
                                Date.

Step-up Coupons:                For all Offered Certificates the coupon
                                will increase after the Optional Clean-up Call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates on and after the first
                                Distribution Date on which the Optional Clean-up
                                Call is exercisable.

Class A Pass-Through Rate:       The Class A Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps on and after the first Distribution Date on which the Optional Clean-up Call is exercisable), and
                                 (ii) the WAC Cap.

Class M-1 Pass-Through Rate:     The Class M-1 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps on and after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate:     The Class M-2 Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps on and after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B Pass-Through Rate:       The Class B Certificates will accrue interest
                                 at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ] bps ([ ] bps on and after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 7

WAC Cap:                        As to any Distribution Date a per annum
                                rate equal to the product of (i) the weighted average gross interest rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fees and Trust Expense Fees, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Basis Risk Carry Forward        As to any Distribution Date, the supplemental
Amounts:                        interest amount for each of the Class A, M-1,
                                M-2 and B will equal the sum of:

                                (i) The excess, if any, of interest that would otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                                (ii) Any Basis Risk Carry Forward Amount for such class remaining unpaid for such Certificate from prior Distribution Dates; and
                                (iii) Interest on the amount in clause (ii) at
                                      the Certificates' applicable Pass-Through
                                      Rate (without regard to the WAC Cap).

Interest Distributions on
Offered Certificates:            On each Distribution Date and after payments of
                                 Servicing and Trust Expense Fees, interest distributions from the Interest Remittance
                                 Amount will be allocated as follows:

                                (i) To the Class A Certificates, its Accrued Certificate Interest and unpaid interest amounts;
                                (ii) To the Class M-1 Certificates, its Accrued Certificate Interest;
                                (iii) To the Class M-2 Certificates, its Accrued
                                      Certificate Interest; and
                                (iv) To the Class B Certificates, its Accrued Certificate Interest.

Principal Distributions on
Offered Certificates:            On each Distribution Date (a) prior to the
                                 Step-down Date or (b) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i)   to the Class A Certificates, until the
                                       Certificate Principal Balance thereof has been reduced to zero;
                                 (ii) to the Class M-1 Certificates, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (iii) to the Class M-2 Certificates, until the
                                       Certificate Principal Balance thereof has been reduced to zero; and
                                 (iv)  to the Class B Certificates, until the
                                       Certificate Principal Balance thereof has been reduced to zero.

                                On each Distribution Date (a) on or after the Step-down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

                                 (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                                 (iii) to the Class M-2 Certificates, the lesser
                                       of the remaining Principal Distribution
                                       Amount and the Class M-2 Principal
                                       Distribution Amount, until the
                                       Certificate Principal Balance thereof has been reduced to zero; and
                                 (iv) to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Class B Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 8

Class A Certificates:           Beginning on the first Distribution Date, and
Interest Rate Cap:              for a period of 35 months thereafter, an
                                Interest Rate Cap will be pledged to the Trust for the benefit of the Class A Certificates.
                                For its duration, the Class A Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month
                                LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class A Interest Rate Cap
                                Notional Balance (the "Class A Interest Rate
                                Cap Payment") as described on the schedule herein.

Class A Certificates Interest   The Class A Interest Rate Cap Payment shall be
Rate Cap Allocation:            available to pay any Basis Risk Carry Forward
                                Amount due to the Class A Certificates.

Class M-1 Certificates          Beginning on the first Distribution Date, and
Interest Rate Cap:              for a period of 101 months thereafter, an
                                Interest Rate Cap will be pledged to the Trust for the benefit of the Class M-1 Certificates.

                                For its duration, the Class M-1 Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class M-1 Interest Rate Cap Notional Balance (the "Class M-1 Interest Rate Cap Payment") as described on the schedule herein.

Class M-1 Certificates          The Class M-1 Interest Rate Cap Payment shall
Interest Rate Cap Allocation:   be available to pay any Basis Risk Carry
                                Forward Amount due to the Class M-1
                                Certificates.

Class M-2 Certificates          Beginning on the first Distribution Date, and
Interest Rate Cap:              for a period of 101 months thereafter, an
                                Interest Rate Cap will be pledged to the Trust for the benefit of the Class M-2 Certificates.

                                For its duration, the Class M-2 Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class M-2 Interest Rate Cap Notional Balance (the "Class M-2 Interest Rate Cap Payment") as described on the schedule herein.

Class M-2 Certificates          The Class M-2 Interest Rate Cap Payment shall
Interest Rate Cap Allocation:   be available to pay any Basis Risk Carry
                                Forward Amount due to the Class M-2
                                Certificates.

Class B Certificates            Beginning on the first Distribution Date, and
Interest Rate Cap:              for a period of 101 months thereafter, an
                                Interest Rate Cap will be pledged to the Trust for the benefit of the Class B Certificates.

                                For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance (the "Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Certificates Interest   The Class B Interest Rate Cap Payment shall be
Rate Cap Allocation:            available to pay any Basis Risk Carry Forward
                                Amount due to the Class B Certificates.

Allocation of Net Monthly       For any Distribution Date, any Net Monthly
Excess Cashflow:                Excess Cashflow shall be paid as follows:

                                 (i)    to the Class M-1 Certificates, the
                                        unpaid interest shortfall amount;
                                 (ii)   to the Class M-1 Certificates, the
                                        allocated unreimbursed realized loss
                                        amount;
                                 (iii)  to the Class M-2 Certificates, the
                                        unpaid interest shortfall amount;

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 9

                                 (iv)   to the Class M-2 Certificates, the
                                        allocated unreimbursed realized loss
                                        amount;
                                 (v) to the Class B Certificates, the unpaid interest shortfall amount;
                                 (vi)   to the Class B Certificates, the
                                        allocated unreimbursed realized loss
                                        amount;
                                 (vii)  any Class A Basis Risk Carry Forward
                                        Amount remaining unpaid to the Class A
                                        Certificates, and
                                 (viii) sequentially, to Classes M-1, M-2, B
                                        Certificates, in that order, any Basis
                                        Risk Carry Forward Amount remaining
                                        unpaid for such classes.

Interest Remittance Amount:      For any Distribution Date, the portion of
                                 available funds for such Distribution Date attributable to interest received or advanced on the Mortgage Loans.

Accrued Certificate Interest:    For any Distribution Date and each class of
                                 Offered Certificates, equals the amount of interest accrued during the related Interest
                                 Accrual Period at the related Pass-Through
                                 Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Soldiers' and Sailors' Civil
                                 Relief Act of 1940 or similar state law
                                 allocated to such class.

Principal Distribution Amount:   On any Distribution Date, the sum of (i) the
                                 Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution     On any Distribution Date, the excess of (i) the
Amount:                          aggregate principal remittance amount over
                                 (ii)the Excess Subordinated Amount, if any.


Net Monthly Excess Cashflow:     For any Distribution Date, the amount of funds
                                 available for distribution on such Distribution
                                 Date remaining after making all distributions of interest and principal on the certificates.

Extra Principal Distribution     For any Distribution Date, the lesser of (i)
Amount:                          the excess of (x) interest collected or
                                 advanced with respect to the Mortgage Loans with due dates in the related Due Period (less
                                 Servicing Fees and Trust Expense Fees) over (y) the sum of interest payable on the Certificates on such Distribution Date, and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount:      For any Distribution Date, the excess, if any,
                                 of (i) the overcollateralization as of such Distribution Date over (ii) the required overcollateralization for such Distribution
                                 Date.

Allocation of Losses:            For any Distribution Date, any realized losses
                                 on the mortgage loans will be allocated as follows:
                                 (i)   to Net Monthly Excess Cashflow, in
                                       reduction of the overcollateralization
                                       amount,
                                 (ii)  to the Class B Certificates,
                                 (iii) to the Class M-2 Certificates,
                                 (iv)  to the Class M-1 Certificates.
                                 The pooling agreement does not permit
                                 allocation of realized losses to the Class A
                                 Certificates.

Class A Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the aggregate Certificate
                                 Principal Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 75.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,316,277.

Class M-1 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,316,277.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 10

Class M-2 Principal
Distribution Amount:             For any Distribution Date, an amount equal to
                                 the excess of (x) the sum of (i) the aggregate
                                 Certificate Principal Balance of the Class A
                                 Certificates (after taking into account the payment of the Class A Principal Distribution
                                 Amount on such Distribution Date), (ii) the
                                 Certificate Principal Balance of the Class M-1
                                 Certificates (after taking into account the payment of the Class M-1 Principal Distribution
                                 Amount on such Distribution Date) and (iii) the Certificate Principal Balance of the Class M-2
                                 Certificates immediately prior to such
                                 Distribution Date over (y) the lesser of (A) the product of (i) approximately 89.50% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,316,277.

Class B Principal                For any Distribution Date, an amount
Distribution Amount:             equal to the excess of (x) the sum of (i) the
                                 aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                                 Distribution Amount on such Distribution Date),
                                 (ii) the Certificate Principal Balance of the
                                 Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal
                                 Distribution Amount on such Distribution Date),
                                 (iii) the Certificate Principal Balance of the
                                 Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                                 Distribution Amount on such Distribution Date), and (iv) the Certificate Principal Balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of
                                 (A) the product of (i) approximately 96.00% and
                                 (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $1,316,277.

Trust Tax Status:                REMIC.

ERISA Eligibility:               Subject to the considerations in the
                                 Prospectus, the Class M and B Certificates are not expected to be ERISA eligible.

SMMEA Eligibility:               It is not anticipated that any of the Offered
                                 Certificates will be SMMEA eligible.

Prospectus:                      The Class A, Class M-1, Class M-2 and Class B
                                 Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus").
                                 Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus.
                                 The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                 PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 11

                        Weighted Average Life Sensitivity

                                     To Call

----------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60           75            100           125           150           175
----------------------------------------------------------------------------------------------------------------------------------
A      WAL (years)                   5.76          4.96         4.08          3.09          2.43          1.95          1.58
       First Payment Date          2/25/2004    2/25/2004     2/25/2004     2/25/2004     2/25/2004     2/25/2004     2/25/2004
       Expected Final Maturity     5/25/2019    6/25/2017     3/25/2015     7/25/2012    10/25/2010     8/25/2009     9/25/2008
       Window                       1 - 184      1 - 161       1 - 134       1 - 102       1 - 81        1 - 67        1 - 56
----------------------------------------------------------------------------------------------------------------------------------
M-1    WAL (years)                   10.33         8.94         7.37          5.61          4.65          4.18          4.02
       First Payment Date          3/25/2009    6/25/2008     8/25/2007     2/25/2007     4/25/2007     6/25/2007     8/25/2007
       Expected Final Maturity     5/25/2019    6/25/2017     3/25/2015     7/25/2012    10/25/2010     8/25/2009     9/25/2008
       Window                      62 - 184      53 - 161     43 - 134      37 - 102       39 - 81       41 - 67       43 - 56
----------------------------------------------------------------------------------------------------------------------------------
M-2    WAL (years)                   10.33         8.94         7.37          5.61          4.61          4.06          3.78
       First Payment Date          3/25/2009    6/25/2008     8/25/2007     2/25/2007     3/25/2007     4/25/2007     5/25/2007
       Expected Final Maturity     5/25/2019    6/25/2017     3/25/2015     7/25/2012    10/25/2010     8/25/2009     9/25/2008
       Window                      62 - 184      53 - 161     43 - 134      37 - 102       38 - 81       39 - 67       40 - 56
----------------------------------------------------------------------------------------------------------------------------------
B      WAL (years)                   10.31         8.92         7.35          5.59          4.57          3.98          3.63
       First Payment Date          3/25/2009    6/25/2008     8/25/2007     2/25/2007     2/25/2007     2/25/2007     3/25/2007
       Expected Final Maturity     5/25/2019    6/25/2017     3/25/2015     7/25/2012    10/25/2010     8/25/2009     9/25/2008
       Window                      62 - 184      53 - 161     43 - 134      37 - 102       37 - 81       37 - 67       38 - 56
----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 12

                        Weighted Average Life Sensitivity

                                   To Maturity

------------------------------------------------------------------------------------------------------------------------------------
       PPC (%)                        50            60             75            100           125           150           175
------------------------------------------------------------------------------------------------------------------------------------
A      WAL (years)                   6.14          5.33           4.40          3.35          2.64          2.13           1.73
       First Payment Date          2/25/2004     2/25/2004     2/25/2004      2/25/2004     2/25/2004     2/25/2004     2/25/2004
       Expected Final Maturity    12/25/2030     8/25/2029     12/25/2026     7/25/2022     1/25/2019     6/25/2016     6/25/2014
       Window                       1 - 323       1 - 307       1 - 275        1 - 222       1 - 180       1 - 149       1 - 125
------------------------------------------------------------------------------------------------------------------------------------
M-1    WAL (years)                   11.12         9.68           8.01          6.14          5.08          4.52           4.31
       First Payment Date          3/25/2009     6/25/2008     8/25/2007      2/25/2007     4/25/2007     6/25/2007     8/25/2007
       Expected Final Maturity     3/25/2027     1/25/2025     1/25/2022      1/25/2018     4/25/2015     4/25/2013     10/25/2011
       Window                      62 - 278      53 - 252       43 - 216      37 - 168      39 - 135      41 - 111       43 - 93
------------------------------------------------------------------------------------------------------------------------------------
M-2    WAL (years)                   11.01         9.56           7.90          6.05          4.97          4.35           4.02
       First Payment Date          3/25/2009     6/25/2008     8/25/2007      2/25/2007     3/25/2007     4/25/2007     5/25/2007
       Expected Final Maturity     9/25/2025     5/25/2023     6/25/2020     10/25/2016     3/25/2014     6/25/2012     1/25/2011
       Window                      62 - 260      53 - 232       43 - 197      37 - 153      38 - 122      39 - 101       40 - 84
\-----------------------------------------------------------------------------------------------------------------------------------
B      WAL (years)                   10.62         9.19           7.58          5.79          4.73          4.11           3.73
       First Payment Date          3/25/2009     6/25/2008     8/25/2007      2/25/2007     2/25/2007     2/25/2007     3/25/2007
       Expected Final Maturity     5/25/2023     3/25/2021     5/25/2018      2/25/2015    11/25/2012     4/25/2011     2/25/2010
       Window                      62 - 232      53 - 206       43 - 172      37 - 133      37 - 106       37 - 87       38 - 73
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                                 CPR Sensitivity

                                     To Call

 -------------------------------------------------------------------------------
          CPR (%)                        20              25              30
 -------------------------------------------------------------------------------
 A        WAL (years)                   3.36            2.66            2.16
          First Payment Date          2/25/2004       2/25/2004       2/25/2004
          Expected Final Maturity     5/25/2013       6/25/2011       3/25/2010
          Window                       1 - 112         1 - 89          1 - 74
 -------------------------------------------------------------------------------
 M-1      WAL (years)                   6.12            4.99            4.38
          First Payment Date          2/25/2007       4/25/2007       5/25/2007
          Expected Final Maturity     5/25/2013       6/25/2011       3/25/2010
          Window                      37 - 112         39 - 89         40 - 74
 -------------------------------------------------------------------------------
 M-2      WAL (years)                   6.12            4.97            4.31
          First Payment Date          2/25/2007       3/25/2007       4/25/2007
          Expected Final Maturity     5/25/2013       6/25/2011       3/25/2010
          Window                      37 - 112         38 - 89         39 - 74
 -------------------------------------------------------------------------------
 B        WAL (years)                   6.10            4.94            4.25
          First Payment Date          2/25/2007       2/25/2007       2/25/2007
          Expected Final Maturity     5/25/2013       6/25/2011       3/25/2010
          Window                      37 - 112         37 - 89         37 - 74
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                                 CPR Sensitivity

                                   To Maturity

 -------------------------------------------------------------------------------
          CPR (%)                        20              25              30
 -------------------------------------------------------------------------------
 A        WAL (years)                   3.65            2.90            2.35
          First Payment Date          2/25/2004       2/25/2004       2/25/2004
          Expected Final Maturity     1/25/2024       6/25/2020       9/25/2017
          Window                       1 - 240         1 - 197         1 - 164
 -------------------------------------------------------------------------------
 M-1      WAL (years)                   6.68            5.46            4.76
          First Payment Date          2/25/2007       4/25/2007       5/25/2007
          Expected Final Maturity     4/25/2019       5/25/2016       4/25/2014
          Window                      37 - 183        39 - 148        40 - 123
 -------------------------------------------------------------------------------
 M-2      WAL (years)                   6.58            5.36            4.63
          First Payment Date          2/25/2007       3/25/2007       4/25/2007
          Expected Final Maturity    11/25/2017       4/25/2015       4/25/2013
          Window                      37 - 166        38 - 135        39 - 111
 -------------------------------------------------------------------------------
 B        WAL (years)                   6.31            5.12            4.38
          First Payment Date          2/25/2007       2/25/2007       2/25/2007
          Expected Final Maturity     2/25/2016      10/25/2013       2/25/2012
          Window                      37 - 145        37 - 117         37 - 97
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 15

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

                                    A Cap (%)                M-1 Cap (%)               M-2 Cap (%)               B Cap (%)
         Period                    Actual/360                Actual/360                Actual/360               Actual/360
         ------                    ----------                -----------               -----------              ----------
            0                          -                         -                         -
            1                        10.11                      9.94                      9.94                      9.94
            2                         9.41                      9.26                      9.26                      9.26
            3                         9.04                      8.90                      8.90                      8.90
            4                         9.32                      9.16                      9.16                      9.16
            5                         9.15                      8.99                      8.99                      8.99
            6                         9.37                      9.21                      9.21                      9.21
            7                         9.17                      9.00                      9.00                      9.00
            8                         9.18                      9.01                      9.01                      9.01
            9                         9.40                      9.23                      9.23                      9.23
            10                        9.20                      9.02                      9.02                      9.02
            11                        9.43                      9.24                      9.24                      9.24
            12                        9.23                      9.04                      9.04                      9.04
            13                        9.29                      9.09                      9.09                      9.09
            14                       10.01                      9.79                      9.79                      9.79
            15                        9.32                      9.11                      9.11                      9.11
            16                        9.59                      9.37                      9.37                      9.37
            17                        9.26                      9.04                      9.04                      9.04
            18                        9.56                      9.32                      9.32                      9.32
            19                        9.38                      9.14                      9.14                      9.14
            20                        9.43                      9.18                      9.18                      9.18
            21                        9.69                      9.42                      9.42                      9.42
            22                        9.50                      9.23                      9.23                      9.23
            23                       10.15                      9.87                      9.87                      9.87
            24                        9.97                      9.68                      9.68                      9.68
            25                       10.04                      9.74                      9.74                      9.74
            26                       10.88                     10.54                     10.54                     10.54
            27                       10.12                      9.80                      9.80                      9.80
            28                       10.41                     10.07                     10.07                     10.07
            29                       10.20                      9.86                      9.86                      9.86
            30                       10.53                     10.16                     10.16                     10.16
            31                       10.34                      9.97                      9.97                      9.97
            32                       10.39                     10.01                     10.01                     10.01
            33                       10.72                     10.31                     10.31                     10.31
            34                       10.50                     10.09                     10.09                     10.09

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.

(2) Run to call assuming 100% PPC, no losses, and a 1-month/6-month/12-month LIBOR, 1-year CMT and 11th district COFI rate of 20%.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 16

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

                                    A Cap (%)                M-1 Cap (%)               M-2 Cap (%)               B Cap (%)
         Period                    Actual/360                Actual/360                Actual/360               Actual/360
         ------                    ----------                -----------               -----------              ----------
            35                       10.61                     10.25                     10.25                     10.25
            36                       10.40                     10.05                     10.05                     10.05
            37                       16.12                     10.10                     10.10                     10.10
            38                       10.89                     11.00                     10.98                     10.98
            39                        9.82                     10.13                     10.13                     10.13
            40                       10.18                     10.42                     10.42                     10.42
            41                        9.99                     10.19                     10.19                     10.19
            42                       10.37                     10.50                     10.50                     10.50
            43                       10.05                     10.24                     10.24                     10.24
            44                       10.07                     10.26                     10.26                     10.26
            45                       10.46                     10.59                     10.59                     10.59
            46                       10.26                     10.19                     10.19                     10.19
            47                       10.61                     10.47                     10.47                     10.47
            48                       10.31                     10.24                     10.24                     10.24
            49                       10.40                     10.32                     10.32                     10.32
            50                       11.13                     10.92                     10.92                     10.92
            51                       10.73                     10.13                     10.13                     10.13
            52                       11.12                     10.46                     10.46                     10.46
            53                       10.79                     10.19                     10.19                     10.19
            54                       11.26                     10.59                     10.59                     10.59
            55                       10.94                     10.33                     10.33                     10.33
            56                       11.15                     10.18                     10.18                     10.18
            57                       11.56                     10.53                     10.53                     10.53
            58                       11.20                     10.22                     10.22                     10.22
            59                       11.58                     10.54                     10.54                     10.54
            60                       11.21                     10.23                     10.23                     10.23
            61                       11.22                     10.24                     10.24                     10.24
            62                       12.43                     11.25                     11.25                     11.25
            63                       11.27                     10.23                     10.23                     10.23
            64                       11.65                     10.55                     10.55                     10.55
            65                       11.28                     10.24                     10.24                     10.24
            66                       11.66                     10.56                     10.56                     10.56
            67                       11.29                     10.25                     10.25                     10.25
            68                       11.29                     10.25                     10.25                     10.25
            69                       11.67                     10.52                     10.52                     10.52


(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.

(2) Run to call assuming 100% PPC, no losses, and a 1-month/6-month/12-month LIBOR, 1-year CMT and 11th district COFI rate of 20%.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 17

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

                                    A Cap (%)                M-1 Cap (%)               M-2 Cap (%)               B Cap (%)
         Period                    Actual/360                Actual/360                Actual/360               Actual/360
         ------                    ----------                -----------               -----------              ----------
            70                       11.31                     10.21                     10.21                     10.21
            71                       11.69                     10.53                     10.53                     10.53
            72                       11.32                     10.22                     10.22                     10.22
            73                       11.32                     10.23                     10.23                     10.23
            74                       12.54                     11.24                     11.24                     11.24
            75                       11.33                     10.23                     10.23                     10.23
            76                       11.72                     10.55                     10.55                     10.55
            77                       11.34                     10.24                     10.24                     10.24
            78                       11.73                     10.56                     10.56                     10.56
            79                       11.38                     10.27                     10.27                     10.27
            80                       11.45                     10.33                     10.33                     10.33
            81                       11.84                     10.51                     10.51                     10.51
            82                       11.46                     10.20                     10.20                     10.20
            83                       11.85                     10.52                     10.52                     10.52
            84                       11.47                     10.20                     10.20                     10.20
            85                       11.48                     10.21                     10.21                     10.21
            86                       12.71                     11.24                     11.24                     11.24
            87                       11.49                     10.22                     10.22                     10.22
            88                       11.88                     10.54                     10.54                     10.54
            89                       11.50                     10.22                     10.22                     10.22
            90                       11.89                     10.55                     10.55                     10.55
            91                       11.51                     10.23                     10.23                     10.23
            92                       11.52                     10.24                     10.24                     10.24
            93                       11.90                     10.56                     10.56                     10.56
            94                       11.13                     10.24                     10.24                     10.24
            95                       10.48                     10.57                     10.57                     10.55
            96                       10.15                     10.25                     10.25                     10.24
            97                       10.17                     10.26                     10.26                     10.24
            98                       10.89                     10.92                     10.92                     10.91
            99                       10.21                     10.22                     10.22                     10.20
           100                       10.57                     10.54                     10.54                     10.52
           101                       10.24                     10.23                     10.23                     10.21
           102                       10.60                     10.55                     10.55                     10.53
           103                       10.28                      9.66                      9.66                      9.66
           104                       10.30                      9.66                      9.66                      9.66

1 Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current Certificate Principal Balance.
2 Run to call assuming 100% PPC, no losses, and a 1-month/6-month/12-month LIBOR, 1-year CMT and 11th district COFI rate of 20%.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                     Page 18

Interest Rate Cap Schedules

                           Class A Cap                          Class M-1 Cap                          Class M-2 Cap
        ---------------------------------------   ---------------------------------------  -------------------------------------
Period  Balance ($)        Strike %   Ceiling %   Balance ($)       Strike %     Ceiling % Balance ($)      Strike %    Ceiling %
1       230,348,000.00     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
2       225,283,639.93     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
3       220,214,469.58     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
4       215,141,692.71     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
5       210,066,558.28     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
6       204,991,214.77     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
7       199,919,027.94     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
8       194,853,200.95     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
9       189,883,268.81     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
10      185,012,126.99     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
11      180,244,874.84     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
12      175,579,753.73     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
13      171,014,793.47     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
14      166,547,880.70     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
15      162,176,926.96     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
16      157,899,897.49     6.00       8.75        10,530,000.00     5.50         8.25      8,556,000.00     4.60        7.35
17      153,714,794.85     6.50       8.90        10,530,000.00     6.00         8.40      8,556,000.00     5.10        7.50
18      149,619,674.61     6.50       8.90        10,530,000.00     6.00         8.40      8,556,000.00     5.10        7.50
19      145,612,562.85     6.50       8.90        10,530,000.00     6.00         8.40      8,556,000.00     5.10        7.50
20      141,691,658.15     6.50       8.90        10,530,000.00     6.00         8.40      8,556,000.00     5.10        7.50
21      137,855,173.35     6.50       8.90        10,530,000.00     6.00         8.40      8,556,000.00     5.10        7.50
22      134,100,198.95     6.50       8.90        10,530,000.00     6.00         8.40      8,556,000.00     5.10        7.50
23      130,392,033.16     6.90       9.50        10,530,000.00     6.40         9.00      8,556,000.00     5.50        8.10
24      126,797,735.90     6.90       9.50        10,530,000.00     6.40         9.00      8,556,000.00     5.50        8.10
25      123,280,754.61     6.90       9.50        10,530,000.00     6.40         9.00      8,556,000.00     5.50        8.10
26      119,839,487.16     6.90       9.50        10,530,000.00     6.40         9.00      8,556,000.00     5.50        8.10
27      116,472,189.73     6.90       9.50        10,530,000.00     6.40         9.00      8,556,000.00     5.50        8.10
28      113,177,049.49     6.90       9.50        10,530,000.00     6.40         9.00      8,556,000.00     5.50        8.10
29      109,953,029.07     7.35       9.75        10,530,000.00     6.85         9.25      8,556,000.00     5.95        8.35
30      106,798,265.46     7.35       9.75        10,530,000.00     6.85         9.25      8,556,000.00     5.95        8.35
31      103,711,642.52     7.35       9.75        10,530,000.00     6.85         9.25      8,556,000.00     5.95        8.35
32      100,691,715.36     7.35       9.75        10,530,000.00     6.85         9.25      8,556,000.00     5.95        8.35
33      97,736,972.73      7.35       9.75        10,530,000.00     6.85         9.25      8,556,000.00     5.95        8.35
34      94,845,796.71      7.35       9.75        10,530,000.00     6.85         9.25      8,556,000.00     5.95        8.35
35      92,017,124.79      7.75       9.75        10,530,000.00     7.25         9.35      8,556,000.00     6.35        8.45
36      89,249,658.61      7.75       9.75        10,530,000.00     7.25         9.35      8,556,000.00     6.35        8.45
37      -                  7.75       9.75        10,530,000.00     7.25         9.35      8,556,000.00     6.35        8.45
38      -                  -          -           10,401,282.92     7.25         9.35      7,592,145.05     6.35        8.45
39      -                  -          -            9,136,400.76     7.25         9.35      7,423,650.99     6.35        8.45
40      -                  -          -            8,933,518.78     7.25         9.35      7,258,802.15     6.35        8.45
41      -                  -          -            8,735,035.07     7.50         9.50      7,097,527.07     6.60        8.60
42      -                  -          -            8,541,422.43     7.50         9.50      6,940,209.91     6.60        8.60
43      -                  -          -            8,352,002.51     7.50         9.50      6,786,299.47     6.60        8.60

Interest Rate Cap Schedules (Continued)

                           Class B Cap
              -------------------------------------
Period        Balance ($)     Strike%      Ceiling%
1             8,556,000.00    3.25         6.00
2             8,556,000.00    3.25         6.00
3             8,556,000.00    3.25         6.00
4             8,556,000.00    3.25         6.00
5             8,556,000.00    3.25         6.00
6             8,556,000.00    3.25         6.00
7             8,556,000.00    3.25         6.00
8             8,556,000.00    3.25         6.00
9             8,556,000.00    3.25         6.00
10            8,556,000.00    3.25         6.00
11            8,556,000.00    3.25         6.00
12            8,556,000.00    3.25         6.00
13            8,556,000.00    3.25         6.00
14            8,556,000.00    3.25         6.00
15            8,556,000.00    3.25         6.00
16            8,556,000.00    3.25         6.00
17            8,556,000.00    3.75         6.15
18            8,556,000.00    3.75         6.15
19            8,556,000.00    3.75         6.15
20            8,556,000.00    3.75         6.15
21            8,556,000.00    3.75         6.15
22            8,556,000.00    3.75         6.15
23            8,556,000.00    4.15         6.75
24            8,556,000.00    4.15         6.75
25            8,556,000.00    4.15         6.75
26            8,556,000.00    4.15         6.75
27            8,556,000.00    4.15         6.75
28            8,556,000.00    4.15         6.75
29            8,556,000.00    4.60         7.00
30            8,556,000.00    4.60         7.00
31            8,556,000.00    4.60         7.00
32            8,556,000.00    4.60         7.00
33            8,556,000.00    4.60         7.00
34            8,556,000.00    4.60         7.00
35            8,556,000.00    5.00         7.10
36            8,556,000.00    5.00         7.10
37            8,556,000.00    5.00         7.10
38            7,592,145.05    5.00         7.10
39            7,423,650.99    5.00         7.10
40            7,258,802.15    5.00         7.10
41            7,097,527.07    5.25         7.25
42            6,940,209.91    5.25         7.25
43            6,786,299.47    5.25         7.25

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------
                                    Page 19

Interest Rate Cap Schedules

                           Class A Cap                          Class M-1 Cap                            Class M-2 Cap
             -------------------------------------   ---------------------------------------    ------------------------------------

Period       Balance ($)   Strike %      Ceiling %   Balance ($)       Strike %     Ceiling %   Balance ($)    Strike %    Ceiling %

44           -             -             -           8,166,685.89      7.50         9.50        6,635,723.12   6.60        8.60
45           -             -             -           7,985,385.04      7.50         9.50        6,488,409.72   6.60        8.60
46           -             -             -           7,808,010.59      7.75         9.50        6,344,286.67   6.85        8.60
47           -             -             -           7,634,095.30      7.75         9.50        6,202,974.30   6.85        8.60
48           -             -             -           7,463,958.17      7.75         9.50        6,064,731.82   6.85        8.60
49           -             -             -           7,297,501.78      7.75         9.50        5,929,480.08   6.85        8.60
50           -             -             -           7,134,500.52      7.75         9.50        5,797,035.75   6.85        8.60
51           -             -             -           6,975,047.89      8.25         9.50        5,667,474.81   7.35        8.60
52           -             -             -           6,818,365.64      8.25         9.50        5,540,164.90   7.35        8.60
53           -             -             -           6,665,017.22      8.25         9.50        5,415,563.85   7.35        8.60
54           -             -             -           6,515,023.77      8.25         9.50        5,293,688.83   7.35        8.60
55           -             -             -           6,368,267.28      8.25         9.50        5,174,443.96   7.35        8.60
56           -             -             -           6,224,659.53      8.60         9.50        5,057,757.55   7.70        8.60
57           -             -             -           6,084,076.32      8.60         9.50        4,943,528.68   7.70        8.60
58           -             -             -           5,946,577.43      8.60         9.50        4,831,805.94   7.70        8.60
59           -             -             -           5,812,097.09      8.60         9.50        4,722,535.87   7.70        8.60
60           -             -             -           5,680,570.25      8.60         9.50        4,615,665.63   7.70        8.60
61           -             -             -           5,551,933.27      8.60         9.50        4,511,143.50   7.70        8.60
62           -             -             -           5,426,123.86      8.60         9.50        4,408,918.88   7.70        8.60
63           -             -             -           5,303,081.05      8.65         9.50        4,308,942.21   7.75        8.60
64           -             -             -           5,182,745.16      8.65         9.50        4,211,165.01   7.75        8.60
65           -             -             -           5,065,057.79      8.65         9.50        4,115,539.83   7.75        8.60
66           -             -             -           4,949,961.79      8.65         9.50        4,022,020.23   7.75        8.60
67           -             -             -           4,837,401.21      8.65         9.50        3,930,560.76   7.75        8.60
68           -             -             -           4,727,325.03      8.65         9.50        3,841,119.94   7.75        8.60
69           -             -             -           4,619,675.80      8.70         9.50        3,753,651.11   7.80        8.60
70           -             -             -           4,514,401.09      8.70         9.50        3,668,111.65   7.80        8.60
71           -             -             -           4,411,449.57      8.70         9.50        3,584,459.88   7.80        8.60
72           -             -             -           4,310,771.02      8.70         9.50        3,502,654.97   7.80        8.60
73           -             -             -           4,212,316.29      8.70         9.50        3,422,656.99   7.80        8.60
74           -             -             -           4,116,037.26      8.70         9.50        3,344,426.86   7.80        8.60
75           -             -             -           4,021,886.87      8.70         9.50        3,267,926.31   7.80        8.60
76           -             -             -           3,929,819.03      8.70         9.50        3,193,117.91   7.80        8.60
77           -             -             -           3,839,788.65      8.70         9.50        3,119,965.03   7.80        8.60
78           -             -             -           3,751,751.61      8.70         9.50        3,048,431.79   7.80        8.60
79           -             -             -           3,665,664.71      8.70         9.50        2,978,483.12   7.80        8.60
80           -             -             -           3,581,480.01      8.70         9.50        2,910,080.05   7.80        8.60
81           -             -             -           3,499,147.82      8.85         9.50        2,843,182.22   7.95        8.60
82           -             -             -           3,418,642.01      8.85         9.50        2,777,768.38   7.95        8.60
83           -             -             -           3,339,923.50      8.85         9.50        2,713,806.79   7.95        8.60
84           -             -             -           3,262,953.48      8.85         9.50        2,651,265.90   7.95        8.60
85           -             -             -           3,187,693.98      8.85         9.50        2,590,114.88   7.95        8.60
86           -             -             -           3,114,107.86      8.85         9.50        2,530,323.54   7.95        8.60
87           -             -             -           3,042,158.75      8.85         9.50        2,471,862.33   7.95        8.60
88           -             -             -           2,971,811.08      8.85         9.50        2,414,702.33   7.95        8.60
89           -             -             -           2,903,030.01      8.85         9.50        2,358,815.27   7.95        8.60
90           -             -             -           2,835,781.49      8.85         9.50        2,304,173.45   7.95        8.60


Interest Rate Cap Schedules (Continued)

                               Class B Cap
                  ---------------------------------------
Period            Balance ($)       Strike %    Ceiling %

44                6,635,723.12      5.25        7.25
45                6,488,409.72      5.25        7.25
46                6,344,286.67      5.50        7.25
47                6,202,974.30      5.50        7.25
48                6,064,731.82      5.50        7.25
49                5,929,480.08      5.50        7.25
50                5,797,035.75      5.50        7.25
51                5,667,474.81      6.00        7.25
52                5,540,164.90      6.00        7.25
53                5,415,563.85      6.00        7.25
54                5,293,688.83      6.00        7.25
55                5,174,443.96      6.00        7.25
56                5,057,757.55      6.35        7.25
57                4,943,528.68      6.35        7.25
58                4,831,805.94      6.35        7.25
59                4,722,535.87      6.35        7.25
60                4,615,665.63      6.35        7.25
61                4,511,143.50      6.35        7.25
62                4,408,918.88      6.35        7.25
63                4,308,942.21      6.40        7.25
64                4,211,165.01      6.40        7.25
65                4,115,539.83      6.40        7.25
66                4,022,020.23      6.40        7.25
67                3,930,560.76      6.40        7.25
68                3,841,119.94      6.40        7.25
69                3,753,651.11      6.45        7.25
70                3,668,111.65      6.45        7.25
71                3,584,459.88      6.45        7.25
72                3,502,654.97      6.45        7.25
73                3,422,656.99      6.45        7.25
74                3,344,426.86      6.45        7.25
75                3,267,926.31      6.45        7.25
76                3,193,117.91      6.45        7.25
77                3,119,965.03      6.45        7.25
78                3,048,431.79      6.45        7.25
79                2,978,483.12      6.45        7.25
80                2,910,080.05      6.45        7.25
81                2,843,182.22      6.60        7.25
82                2,777,768.38      6.60        7.25
83                2,713,806.79      6.60        7.25
84                2,651,265.90      6.60        7.25
85                2,590,114.88      6.60        7.25
86                2,530,323.54      6.60        7.25
87                2,471,862.33      6.60        7.25
88                2,414,702.33      6.60        7.25
89                2,358,815.27      6.60        7.25
90                2,304,173.45      6.60        7.25

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

Interest Rate Cap Schedules

                      Class A Cap                         Class M-1 Cap                            Class M-2 Cap
        ------------------------------------   ---------------------------------------   -------------------------------------

Period  Balance ($)  Strike %      Ceiling %   Balance ($)        Strike %    Ceiling %  Balance ($)       Strike %    Ceiling %

91      -            -             -           2,770,032.16       8.85        9.50       2,250,749.78      7.95        8.60
92      -            -             -           2,705,749.39       8.85        9.50       2,198,517.74      7.95        8.60
93      -            -             -           2,642,901.25       8.85        9.50       2,147,451.39      7.95        8.60
94      -            -             -           2,581,456.50       8.85        9.50       2,097,525.34      7.95        8.60
95      -            -             -           2,521,384.55       8.85        9.50       2,048,714.74      7.95        8.60
96      -            -             -           2,462,675.53       8.85        9.50       2,001,011.57      7.95        8.60
97      -            -             -           2,405,279.50       8.85        9.50       1,954,375.25      7.95        8.60
98      -            -             -           2,349,167.81       8.85        9.50       1,908,782.51      7.95        8.60
99      -            -             -           2,294,312.45       8.90        9.50       1,864,210.57      8.00        8.60
100     -            -             -           2,240,686.00       8.90        9.50       1,820,637.17      8.00        8.60
101     -            -             -           2,188,261.61       8.90        9.50       1,778,040.49      8.00        8.60
102     -            -             -           2,137,013.04       8.90        9.50       1,736,399.20      8.00        8.60




Interest Rate Cap Schedules (Continued)



                      Class B Cap
         --------------------------------------
Period   Balance          Strike %    Ceiling %

91       2,250,749.78     6.60        7.25
92       2,198,517.74     6.60        7.25
93       2,147,451.39     6.60        7.25
94       2,072,003.06     6.60        7.25
95       1,993,155.87     6.60        7.25
96       1,916,097.58     6.60        7.25
97       1,840,762.64     6.60        7.25
98       1,767,113.47     6.60        7.25
99       1,695,113.29     6.65        7.25
100      1,624,726.10     6.65        7.25
101      1,555,916.68     6.65        7.25
102      1,488,650.57     6.65        7.25

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

--------------------------------------------------------------------------------

                        Description of Total Collateral


The following summarizes the characteristics of the Mortgage Loans (percentages are based on the aggregate Principal Balances as of January 1, 2004). The characteristics of the Mortgage Loans in the Prospectus Supplement will supersede the descriptions of the characteristics below.

Aggregate Current Principal Balance:                                                                                   $263,255,465
Average Outstanding Principal Balance:                                                                                     $185,915
Range of Outstanding Principal Balances:                                                                       $9,878 to $1,261,600
Loans with Current Prepayment Penalties:                                                                                      25.9%
Fixed Rate / Adjustable Rate:                                                                                       44.23% / 55.77%
Second Liens:                                                                                                                 1.95%
FHA/VA Insured Mortgage Loans:                                                                                                0.38%
Simple Interest Loans:                                                                                                        0.03%
Loans with Insurance:                                                                                                          8.2%
Negative Amortization Loans:                                                                                                   3.2%
Balloon Loans:                                                                                                                0.83%

Performing Loans:                                                                                                            92.98%
Sub-Performing Loans:                                                                                                         4.82%
   Sub-Performing Loans that are Payment Plan Loans:                                                                          1.51%
   Sub-Performing Loans that are Bankruptcy Plan Loans:                                                                       0.06%
Re-Performing Loans:                                                                                                          2.20%
   Re-Performing Loans that are Payment Plan Loans:                                                                           0.41%
   Re-Performing Loans that are Bankruptcy Plan Loans:                                                                        1.17%

Weighted Average Loan Rate:                                                                                                  6.640%
Range of Loan Rates:                                                                                              2.875% to 13.990%
Weighted Average Combined Amortized LTV(1):                                                                                  71.66%
Weighted Average Original Term to Maturity:                                                                                     336
Weighted Average Remaining Term to Stated Maturity:                                                                             319
Weighted Average FICO Score:                                                                                                    652

Max Zip Code Concentration (%):                                                                                               0.81%
Max Zip Code Concentration (zip):                                                                                             94583

Top 5 Geographic Concentrations (State):
     California                                                                                                              35.96%
     New York                                                                                                                 8.03%
     Florida                                                                                                                  6.27%
     Texas                                                                                                                    4.15%
     Illinois                                                                                                                 3.83%

Notes:

1. The sum of the first and, if any, second amortized liens divided by the appraised value of the property.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.


--------------------------------------------------------------------------------

2004-SD1                                                          MORGAN STANLEY
January 1, 2004 Scheduled Balances                                 1,416 records
All records                                                 Balance: 263,255,465
================================================================================

                  1. Summary Statistics
                  ----------------------------------------------
                  Number of Mortgage Loans: 1,416
                  Aggregate Principal Balance: 263,255,465.00
                  Maximum Balance: 1,261,600.00
                  Minimum Balance: 9,877.96
                  Average Current Balance: 185,914.88
                  Average Original Balance: 192,635.00
                  -----------------------------------------:
                  % FRM: 44.23
                  % ARM: 55.77
                  % Performing: 92.98
                  % Subperforming: 4.82
                  % Reperforming: 2.20
                  -----------------------------------------:
                  Weighted Average Coupon: 6.640
                  Weighted Average Net Coupon: 6.232
                  Maximum Coupon: 13.990
                  Minimum Coupon: 2.875
                  Weighted Average Margin: 4.298
                  Weighted Average Maximum Rate: 12.654
                  -----------------------------------------:
                  Weighted Average Months to Roll: 29.301
                  Weighted Average Original Term: 336
                  Weighted Average Stated Remaining Term: 319
                  Weighted Average Amortized Remaining Term: 319 Weighted Average Seasoning: 17
                  Weighted Average Combined Amortized LTV: 71.66 -----------------------------------------:
                  % First Lien: 98.1
                  % Second Lien: 1.9
                  % Cash-Out Refinance: 40.2
                  % Owner Occupied: 90.0
                  % with MI: 8.2
                  % with Prepay Penalty: 25.9
                  % BK: 1.3
                  % with Payment Plans: 4.1
                  Non-Zero Weighted Average FICO Score: 652.1
                  ----------------------------------------------

                                                              % of
                               Number           Total         Total        Wtd
                                 of            Current       Current       Avg
Acquisition Sources            Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
Bank of America                   385        91,585,690        34.79       5.728
New Century                       410        55,234,776        20.98       8.282
OTHER                             364        55,184,635        20.96       7.775
Washington Mutual                 257        61,250,364        23.27       5.502
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------

                                                              % of
                               Number           Total         Total        Wtd
                                 of            Current       Current       Avg
SubGroup                       Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
Performing                      1,272       244,769,412        92.98       6.484
Reperforming                       58         5,792,560          2.2      10.282
Subperforming                      86        12,693,493         4.82       7.994
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2004-SD1                                                          MORGAN STANLEY
January 1, 2004 Scheduled Balances                                 1,416 records
All records                                                 Balance: 263,255,465
================================================================================

                                                              % of
                               Number           Total         Total        Wtd
                                 of            Current       Current       Avg
Current Mortgage Rates (%)     Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
<= 3.500                            2           357,962         0.14       2.918
3.501 - 4.000                      35         6,664,085         2.53       3.871
4.001 - 4.500                      77        18,404,777         6.99       4.355
4.501 - 5.000                     103        18,780,475         7.13       4.818
5.001 - 5.500                     163        45,820,653        17.41       5.313
5.501 - 6.000                     139        35,792,487        13.60       5.847
6.001 - 6.500                     100        23,366,791         8.88       6.315
6.501 - 7.000                     100        20,314,482         7.72       6.848
7.001 - 7.500                     108        17,667,735         6.71       7.355
7.501 - 8.000                     125        24,059,624         9.14       7.833
8.001 - 8.500                      81        13,398,149         5.09       8.334
8.501 - 9.000                      80        13,479,755         5.12       8.805
9.001 - 9.500                      61         6,713,977         2.55       9.280
9.501 - 10.000                     48         4,730,890         1.80       9.830
10.001 - 10.500                    33         2,993,462         1.14      10.324
10.501 - 11.000                    82         5,470,262         2.08      10.875
11.001 - 11.500                    26         1,632,477         0.62      11.309
11.501 - 12.000                    25         1,715,176         0.65      11.850
12.001 - 12.500                    10           451,303         0.17      12.313
12.501 - 13.000                    10           994,253         0.38      12.859
13.001 >=                           8           446,690         0.17      13.689
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------
Minimum: 2.875
Maximum: 13.990
Weighted Average: 6.640
--------------------------------------------------------------------------------

================================================================================

                                                              % of
                               Number           Total         Total        Wtd
Range of Cut-off Date            of            Current       Current       Avg
Principal Balances ($)         Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
1 - 25,000                         61         1,280,393         0.49       9.099
25,001 - 50,000                   156         5,705,167         2.17       8.999
50,001 - 75,000                   156         9,774,881         3.71       8.253
75,001 - 100,000                  163        14,171,959         5.38       7.283
100,001 - 125,000                 134        15,129,897         5.75       6.970
125,001 - 150,000                 121        16,567,328         6.29       7.020
150,001 - 175,000                 102        16,589,684         6.30       6.966
175,001 - 200,000                  82        15,252,966         5.79       6.964
200,001 - 225,000                  52        10,894,261         4.14       6.986
225,001 - 250,000                  48        11,354,008         4.31       6.881
250,001 - 275,000                  34         8,958,205         3.40       6.926
275,001 - 300,000                  34         9,795,216         3.72       7.013
300,001 - 325,000                  42        13,176,138         5.01       6.021
325,001 - 350,000                  40        13,447,379         5.11       6.577
350,001 - 375,000                  27         9,825,751         3.73       6.379
375,001 - 400,000                  35        13,529,416         5.14       6.633
400,001 - 425,000                  14         5,826,557         2.21       6.628
425,001 - 450,000                  18         7,865,712         2.99       6.607
450,001 - 475,000                   8         3,703,452         1.41       6.161
475,001 - 500,000                  13         6,354,922         2.41       5.255
500,001 - 750,000                  56        33,832,402        12.85       5.771
750,001 - 1,000,000                12        11,086,456         4.21       5.368
1,000,001 >=                        8         9,133,316         3.47       5.577
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------
Minimum: 9,878
Maximum: 1,261,600
Average: 185,915
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2004-SD1                                                          MORGAN STANLEY
January 1, 2004 Scheduled Balances                                 1,416 records
All records                                                 Balance: 263,255,465
================================================================================

                                                              % of
                               Number           Total         Total        Wtd
Combined Amortized               of            Current       Current       Avg
Loan-to-Value Ratio (%)        Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
<= 40.00                           77       13,164,417          5.00       5.755
40.01 - 45.00                      37        8,899,467          3.38       5.920
45.01 - 50.00                      37        7,435,868          2.82       5.486
50.01 - 55.00                      39        6,352,589          2.41       6.215
55.01 - 60.00                      75       16,015,849          6.08       6.101
60.01 - 65.00                      91       17,072,254          6.49       6.476
65.01 - 70.00                     128       31,833,046         12.09       6.431
70.01 - 75.00                     181       40,905,124         15.54       6.330
75.01 - 80.00                     282       57,475,565         21.83       6.546
80.01 - 85.00                     127       20,705,529          7.87       8.071
85.01 - 90.00                     135       24,346,453          9.25       7.206
90.01 - 95.00                      64        9,916,367          3.77       7.135
95.01 - 100.00                    141        8,978,991          3.41       8.523
100.01 >=                           2          153,946          0.06       9.045
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------
Minimum:   2.79
Maximum:  108.20
Weighted Average by Original Balance:  70.88
Weighted Average by Current Balance:  71.66
--------------------------------------------------------------------------------


                                                              % of
                               Number           Total         Total        Wtd
                                 of            Current       Current       Avg
Adjustment Type                Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
Fixed Rate                        726       116,442,508        44.23       6.824
ARM                               690       146,812,957        55.77       6.495
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------

                                                              % of
                               Number           Total         Total        Wtd
                                 of            Current       Current       Avg
Product                        Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
Fixed - 10 Year                     2           179,422         0.07      11.035
Fixed - 15 Year                   171        24,667,717         9.37       5.861
Fixed - 20 Year                    99         5,235,340         1.99       9.307
Fixed - 30 Year                   412        84,187,953        31.98       6.901
Balloon - 5/30                      4           294,957         0.11       7.339
Balloon - 15/30                    38         1,877,120         0.71       8.608
ARM - 1 Month LIBOR                58         7,574,280         2.88       4.973
ARM - 6 Month LIBOR                12         1,143,158         0.43      10.318
ARM - 2 Year/6 Month LIBOR        377        65,647,885        24.94       8.138
ARM - 3 Year/6 Month LIBOR         16         1,974,273         0.75       9.115

ARM - 5 Year/6 Month LIBOR          4           695,236         0.26       7.076
ARM - 8 Year/1 Year                 1            12,294         0.00       6.000
ARM - 1 Year CMT                   32         2,516,660         0.96       4.582
ARM - 3 Year/1 Year                32        10,299,642         3.91       4.421
ARM - 5 Year/1 Year                84        25,122,160         9.54       5.005
ARM - 5 Year/1 Year                46        26,073,111         9.90       5.214
Interest-Only
ARM - 3 Year/1 Year                 3         1,076,046         0.41       5.422
Interest-Only
ARM - 7 Year/1 Year                25         4,678,212         1.78       4.750
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2004-SD1                                                          MORGAN STANLEY
January 1, 2004 Scheduled Balances                                 1,416 records
All records                                                 Balance: 263,255,465
================================================================================

                                                              % of
                               Number           Total         Total        Wtd
                                 of            Current       Current       Avg
Loan Index Type                Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
Fixed Rate                        726       116,442,508        44.23       6.824
Monthly Treasury Average            2           776,940         0.30       3.770
1 Year CMT                        101        35,116,260        13.34       5.271
6 Month LIBOR                     409        69,460,552        26.39       8.191
1 Year LIBOR                      120        33,884,924        12.87       4.688
COFI - 1 Month                     58         7,574,280         2.88       4.973
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------

                                                              % of
                               Number           Total         Total        Wtd
Range of Stated Original         of            Current       Current       Avg
Terms (months)                  Loans          Balance       Balance      Coupon
--------------------------------------------------------------------------------
1 - 60                              1            54,106         0.02       12.85
61 - 120                           20         2,474,904         0.94       6.412
121 - 180                         207        26,204,805         9.95       6.084
181 - 240                         105         6,711,980         2.55       8.544
241 - 300                          10         1,388,817         0.53       6.256
301 - 360                       1,061       224,897,790        85.43       6.652
361 >=                             12         1,523,062         0.58       6.578
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------
Minimum: 60
Maximum: 482
Weighted Average: 336
--------------------------------------------------------------------------------

                                                              % of
                               Number           Total         Total        Wtd
Remaining Term                   of            Current       Current       Avg
to Stated Maturity             Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
1 - 60                              8           600,988         0.23       7.766
61 - 120                           44         5,194,796         1.97       7.176
121 - 180                         212        24,470,804         9.30       5.863
181 - 240                         129         9,542,224         3.62       7.753
241 - 300                          66         9,037,313         3.43       6.451
301 - 360                         954       214,009,982        81.29       6.675
361 >=                              3           399,358         0.15       4.636
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------
Minimum: 22
Maximum: 414
Weighted Average: 319.2
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2004-SD1                                                          MORGAN STANLEY
January 1, 2004 Scheduled Balances                                 1,416 records
All records                                                 Balance: 263,255,465
================================================================================
                                                              % of
                               Number           Total         Total        Wtd
                                 of            Current       Current       Avg
Seasoning                      Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
1 - 12                            999       193,116,954        73.36       6.481
13 - 24                           167        32,440,688        12.32       6.462
25 - 36                            50        14,154,084         5.38       8.036
37 - 48                            23         4,752,226         1.81       8.780
49 - 60                            22         2,463,587         0.94       9.768
61 - 72                            34         5,793,528         2.20       7.619
73 - 84                            20         2,026,676         0.77       5.417
85 - 96                             7           807,947         0.31       6.973
97 - 108                           12           899,251         0.34       7.116
109 - 120                          19         2,093,749         0.80       5.819
121 - 132                          11         1,303,657         0.50       5.012
133 - 144                           4           446,800         0.17       5.369
145 - 156                           3           399,317         0.15       7.259
157 - 168                          10         1,065,283         0.40       6.227
169 - 180                           5           298,412         0.11       9.352
181 - 192                           8           392,424         0.15       5.078
193 - 204                           2           108,212         0.04       7.535
205 - 216                           2           124,360         0.05       9.507
217 - 228                           6           199,370         0.08       4.627
229 - 240                           9           306,557         0.12       4.638
241 - 252                           1            24,921         0.01       3.490
301 - 312                           1            19,796         0.01       9.500
361 >=                              1            17,664         0.01       7.250
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------
Minimum: 2
Maximum: 375
Weighted Average: 17.3
--------------------------------------------------------------------------------

                                                              % of
                               Number           Total         Total        Wtd
                                 of            Current       Current       Avg
Property Type                  Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
Single Family                   1,097       204,506,778        77.68       6.650
Condominium                       115        19,221,847         7.30       6.196
Planned Unit Development           87        17,966,772         6.82       6.559
2-4 Family                         95        17,523,637         6.66       7.291

Co-op                              17         3,528,457         1.34       5.537
Rowhouse                            2           247,548         0.09       9.570
Townhouse                           2           194,599         0.07       5.078
Manufactured Housing                1            65,827         0.03       7.500
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------

                                                              % of
                               Number           Total         Total        Wtd
                                 of            Current       Current       Avg
Occupancy                      Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
Primary                         1,250       236,970,986        90.02       6.669
Investment                        123        15,246,673         5.79       6.704
Second Home                        39        10,700,723         4.06       5.908
Unknown                             4           337,082         0.13       6.747
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------

                                                              % of
                               Number           Total         Total        Wtd
                                 of            Current       Current       Avg
Purpose                        Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
Refinance - Cashout               546       102,473,509        38.93       7.037
Refinance - Rate Term             369        79,233,925        30.10       6.112
Purchase                          483        78,287,374        29.74       6.650
Construction/Permanent             18         3,260,657         1.24       6.768
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------

                                                              % of
                               Number           Total         Total        Wtd
                                 of            Current       Current       Avg
Documentation Level            Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
Full Documentation                927       158,272,709        60.12       6.662
Stated Documentation              373        77,966,336        29.62       6.614
Limited Documentation              68        16,629,287         6.32       6.719
Streamline Documentation           26         7,067,418         2.68       6.488
No Documentation                   22         3,319,715         1.26       6.169
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------

                                                              % of
                               Number           Total         Total        Wtd
Lien                             of            Current       Current       Avg
Position                       Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
1st Lien                        1,284       258,124,590        98.05       6.567

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2004-SD1                                                          MORGAN STANLEY
January 1, 2004 Scheduled Balances                                 1,416 records
All records                                                 Balance: 263,255,465
================================================================================

2nd Lien                          132         5,130,875         1.95      10.322
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465          100        6.64
--------------------------------------------------------------------------------

                                                              % of
                               Number           Total         Total        Wtd
FICO                             of            Current       Current       Avg
Score                          Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
NA                                  5         1,014,576         0.36       6.072
Below 500                          53         7,717,241         2.93       8.883
500 - 524                         105        13,173,619         5.00       8.570
525 - 549                         154        21,992,594         8.35       8.192
550 - 574                         122        19,110,889         7.26       7.908
575 - 599                          99        16,656,194         6.33       7.631
600 - 624                         127        19,600,410         7.45       7.592
625 - 649                         120        18,488,621         7.02       6.767
650 - 674                         104        23,052,609         8.76       6.040
675 - 699                         129        31,690,407        12.04       6.034
700 - 724                         125        30,688,645        11.66       5.702
725 - 749                         111        24,060,386         9.14       5.447
750 - 774                          91        18,954,382         7.20       5.374
775 - 799                          65        15,893,583         6.04       5.256
800 +                               6         1,161,309         0.44       5.421
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------
Minimum: 441
Maximum: 810
Weighted Average: 652.1
--------------------------------------------------------------------------------

                                                              % of
                               Number           Total         Total        Wtd
Months                           of            Current       Current       Avg
Delinquent                     Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
0                               1,272       244,769,412        92.98       6.484
1                                  61         9,061,732         3.44       7.684
2                                  25         3,631,760         1.38       8.768
3                                   8           966,387         0.37       9.858
4                                   5           763,976         0.29       9.315
5                                   3           313,787         0.12      12.050
6                                   1           166,573         0.06      10.900
7                                   1           409,066         0.16       9.750
8                                   2           138,054         0.05      11.500
9                                   2           398,219         0.15      11.585
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2004-SD1                                                          MORGAN STANLEY
January 1, 2004 Scheduled Balances                                 1,416 records
All records                                                 Balance: 263,255,465
================================================================================

10                                  3           172,922         0.07      11.626
11                                  1            19,893         0.01       7.500
12                                  2           140,157         0.05      12.148
15                                  2           221,358         0.08       8.789
19                                  2           157,951         0.06       6.108
21                                  1            23,269         0.01      11.650
22                                  2            93,716         0.04      12.259
23                                  2           148,718         0.06      11.812
24                                  1            67,075         0.03      10.250
25                                  1            70,051         0.03      10.500
26                                  1            54,459         0.02       7.125
27                                  3           151,686         0.06      10.471
28                                  2           203,059         0.08      11.795
29                                  1           149,793         0.06      11.100
30                                  3           266,415          0.1      5.8700
31                                  1            72,071         0.03      10.625
32                                  3           292,970         0.11      12.209
33                                  1            50,704         0.02       9.750
34                                  1            50,644         0.02       9.625
35                                  1           149,638         0.06      12.650
36                                  1            31,861         0.01       9.000
37                                  1            48,089         0.02      13.625
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------

Minimum: 0
Maximum: 37
Weighted Average: 0.4
--------------------------------------------------------------------------------
                                                              % of
Geographic                     Number           Total         Total        Wtd
Distribution                     of            Current       Current       Avg
by State                       Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
Alabama                             9           384,640         0.15       6.705
Arizona                            38         5,783,358         2.20       5.953
Arkansas                            6           536,066         0.20       6.480
California                        356        94,659,225        35.96       6.321
Colorado                           29         5,575,997         2.12       6.138
Connecticut                        15         3,889,185         1.48       5.638
District of Columbia                5           728,706         0.28       8.447
Delaware                           14         3,396,573         1.29       5.566
Florida                           121        16,506,008         6.27       6.466
Georgia                            36         5,076,394         1.93       6.759
Hawaii                              2           539,640         0.20       7.252
Idaho                               8           572,869         0.22       7.401
Illinois                           55        10,083,609         3.83       6.898
Indiana                            15         1,268,148         0.48       7.960
Iowa                                7           641,856         0.24       5.998
Kansas                              9         1,051,092         0.40       5.688
Kentucky                            3           547,271         0.21       7.595
Louisiana                           9         1,505,375         0.57       7.714
Maine                               3           414,174         0.16       8.023
Maryland                           42         6,532,806         2.48       6.974
Massachusetts                      25         7,255,545         2.76       6.416
Michigan                           49         5,468,567         2.08       8.381
Minnesota                          18         2,386,890         0.91       7.801
Mississippi                         4           283,190         0.11       8.951
Missouri                           40         5,082,251         1.93       6.303
Nebraska                            2           119,836         0.05      10.219
Nevada                             13         2,160,200         0.82       7.041
New Hampshire                       2           260,956         0.10       7.011
New Jersey                         41         9,302,791         3.53       7.532
New Mexico                         18         2,648,384         1.01       7.417
New York                           85        21,152,053         8.03       6.528
North Carolina                     45         7,394,671         2.81       6.387
Ohio                               21         2,294,684         0.87       8.694
Oklahoma                           11         1,097,023         0.42       7.645
Oregon                             17         2,083,785         0.79       7.947
Pennsylvania                       28         3,172,455         1.21       7.115
Rhode Island                        4           974,823         0.37       6.104
South Carolina                     22         3,581,446         1.36       6.605
Tennessee                          29         3,954,816         1.50       7.183
Texas                              87        10,929,258         4.15       7.374
Utah                                8           753,844         0.29       7.589
Vermont                             4           869,297         0.33       8.225
Virginia                           35         5,283,920         2.01       6.590
Washington                         21         3,822,737         1.45       6.507
West Virginia                       1           146,716         0.06       6.375
Wisconsin                           3           883,909         0.34       5.613
Wyoming                             1           198,428         0.08       6.750
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------
Number of States Represented: 47
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

2004-SD1                                                          MORGAN STANLEY
January 1, 2004 Scheduled Balances                                 1,416 records
All records                                                 Balance: 263,255,465
================================================================================
                                                             % of
Geographic                     Number           Total         Total        Wtd
Distribution                     of            Current       Current       Avg
by Balance                     Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
California                        356        94,659,225        35.96       6.321
New York                           85        21,152,053         8.03       6.528
Florida                           121        16,506,008         6.27       6.466
Texas                              87        10,929,258         4.15       7.374
Illinois                           55        10,083,609         3.83       6.898
New Jersey                         41         9,302,791         3.53       7.532
North Carolina                     45         7,394,671         2.81       6.387
Massachusetts                      25         7,255,545         2.76       6.416
Maryland                           42         6,532,806         2.48       6.974
Arizona                            38         5,783,358         2.20       5.953
Colorado                           29         5,575,997         2.12       6.138
Michigan                           49         5,468,567         2.08       8.381
Virginia                           35         5,283,920         2.01       6.590
Missouri                           40         5,082,251         1.93       6.303
Georgia                            36         5,076,394         1.93       6.759
Tennessee                          29         3,954,816         1.50       7.183
Connecticut                        15         3,889,185         1.48       5.638
Washington                         21         3,822,737         1.45       6.507
South Carolina                     22         3,581,446         1.36       6.605
District of Columbia               14         3,396,573         1.29       5.566
Other                             231        28,524,257        10.84       7.431
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------
Number of States Represented: 47
--------------------------------------------------------------------------------

                                                              % of
                               Number           Total         Total        Wtd
Primary Mortgage                 of            Current       Current       Avg
Insurance                      Loans           Balance       Balance      Coupon
--------------------------------------------------------------------------------
Government Insured                  7           982,115         0.37       6.124
Over 80, No PMI                   214        38,761,802        14.72       7.983
Over 80, PMI                      116        19,226,494         7.30       6.386
Under 80, No PMI                1,079       204,285,055        77.60       6.412
--------------------------------------------------------------------------------
Total:                          1,416       263,255,465       100.00       6.640
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.